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                                                                 EXHIBIT 10.63


[LOGO]
                                                                  April 22, 1997


 TO:  Ambassador VIII, L.P.   ("Counterparty")
      77 West Wacker Drive,  Suite 4040
      Chicago, Illinois  60601
      Att:   Adam Peterson
      Tel:   312-917-4401    Fax:   312-917-9910

 FR:  Credit Lyonnais New York Branch ("CLNY")
      1301 Avenue of the Americas,  17th Floor
      New York, New York  10019
      Att:    Kathrin W. Gray
      Tel:   212-261-7349     Fax:  212-459-3167

 RE:  Transaction dated as of April 10, 1997
      (CLNY Ref:   OA5289)

--------------------------------------------------------------------------------
                       AMENDED GUARANTEED TRANSACTION
                                CONFIRMATION

THIS CONFIRMATION AMENDS AND REPLACES THE CONFIRMATION DATED AS OF APRIL 10,
1997

     The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below which constitutes a "Transaction" under the Master Agreement specified below.

     This letter agreement constitutes a "Confirmation" under, and it supplements, forms part of, and is subject to, the Master Agreement dated as of December 5, 1996, as amended and supplemented from time to time (the "Guaranteed Agreement"), between you and us. THE GUARANTEED AGREEMENT AND ALL TRANSACTIONS ENTERED INTO THEREUNDER SHALL BENEFIT FROM A CLFG GUARANTEE ISSUED BY CLFG (AS SUCH TERMS ARE DEFINED IN THE SCHEDULE TO THE GUARANTEED AGREEMENT) IN FAVOR OF COUNTERPARTY.

     CLNY'S AND COUNTERPARTY'S RIGHTS AND OBLIGATIONS IN RESPECT OF PAYMENTS DUE HEREUNDER ARE SUBJECT ENTIRELY TO THE "WAIVER OF SETOFF" PROVISION IN PART 5 OF THE SCHEDULE TO THE GUARANTEED AGREEMENT.

1. The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

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2. The terms of the particular guaranteed Transaction to which this
Confirmation relates are as follows:


Transaction Type:                                 Interest Rate Cap

Notional Amount:USD  17,590,000.

Trade Date:                                       April 10, 1997

Effective Date:                                   April 17, 1997

Termination Date:                                 April 17, 2004, subject to
                                                  adjustment in accordance with
                                                  the Modified Following
                                                  Business Day Convention
Fixed Amounts:

  Fixed Rate Payer:                               Counterparty

  Fixed Amount:                                   USD 756,370

  Fixed Rate Payer Payment Dates:                 April 14, 1997

Floating Amounts:
-----------------

 Floating Rate Payer:                             CLNY

 Cap Rate:                                        4.95%

 CLNY Floating Rate
 Day Count Fraction:                              Actual /Actual

 CLNY Payment Dates:                              The 17th day of each month of
                                                  each year prior to and
                                                  including the Termination
                                                  Date, commencing with May 17,
                                                  1997 with No Adjustment to
                                                  Period End Dates for the
                                                  purpose of interest accruals
                                                  and in accordance with the
                                                  Modified Following Business
                                                  Day Convention for payments.

 CLNY rate setting dates:                         Every Wednesday

 CLNY Reset Dates:                                Every Thursday

 CLNY Floating Rate Option:                       1.  PSA Municipal Swap Index
                                                      (TM)  (the "Index").

                                                  "PSA Municipal Swap Index"
                                                  means the rate determined on
                                                  the basis of an index based
                                                  upon the weekly interest
                                                  rates of tax-exempt variable
                                                  rate issues included in a
                                                  data base maintained by




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                                    Municipal Market Data which meet specific
                                    criteria established by the Public
                                    Securities Association (as set forth in
                                    Exhibit A attached hereto).

                                    2.  Alternative Floating Rate Option:

                                    In the event the indexing Agent no longer publishes an index satisfying the requirements of the preceding paragraph, the Relevant Rate in respect of a Reset Date shall be the "J.J. Kenny Index" (as defined below), provided further, however, that if the J.J. Kenny Index also ceases to be published, an alternative index shall be calculated by an entity selected in good faith by CLNY and approved by Counterparty, and shall be determined using the criteria for the PSA Municipal Swap Index that is set forth in Exhibit A attached hereto.

                                    3.  "J.J. Kenny Index" means the index
                                    generally made available on the Reset Date by Kenny Information Systems or any successor indexing agent hereunder (the "Indexing Agent"). The Index is announced by Kenny Information Systems at the beginning of business on Tuesday, and shall be effective as of the same day, or if Tuesday is not a New York Business Day, the Index is announced on the next succeeding New York Business Day, and shall be effective as of the same day. The Index is generally effective until the next Reset Date. The Index shall be based upon 30-day yield evaluations at par of bonds, the interest on which is exempt from Federal income taxation under the Internal Revenue Code of 1986 as amended, of not less than five "high grade" component issuers selected by the Indexing Agent which shall include, without limitation, issuers of general obligation bonds. The specific issuers included among the component issuers may be changed from time to time by the Indexing Agent in its discretion. The bonds on which the Index is based shall not include any bonds the interest on which is subject to a "minimum tax" or similar tax under the Internal Revenue Code, unless all tax-exempt bonds are subject to such tax.


Designated Maturity:                Weekly

Spread:                             Inapplicable




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Compounding:                       Inapplicable

Method of Averaging;               Weighted Average Rate

Business Days:                     New York

Calculation Agent:                 CLNY


4. Account Details:

USD Payment to CLNY:               Credit Lyonnais,  New York
                                   ABA#:  026008073
                                   A/C#:  01-88180-3211-00-001-180
                                   Ref:  Triple-A  Derivative Products



Payment to Counterparty:           PLEASE PROVIDE


6.   Offices:

a)  The office of Credit Lyonnais for this Transaction is New York, New York;
and

b)  The office of Counterparty for this Transaction is Chicago, Illinois.


Please provide confirmation that this letter correctly sets forth our Agreement by responding within two (2) Business Days by returning an executed copy of this Confirmation by telecopier (Att: Kathrin W. Gray - Documentation) to the following numbers:

     Telecopier Number:  212-459-3167
     Telephone Number for confirmation of
     Telecopier transmission: 212-261-7349


IN WITNESS WHEREOF the parties hereto accept and confirm the terms of this Confirmation.



CREDIT LYONNAIS                 AMBASSADOR  VIII, L.P.
NEW YORK BRANCH

Authorized Signature:           Authorized Signature:


---------------------           ----------------------------

Name: Ian Cheung                Name:
      -----------------              ----------------------




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Title:  Vice President          Title:
      -----------------               ----------------------



CREDIT LYONNAIS
NEW YORK BRANCH

Marketing Signature:


----------------------------

Name:    Chris Phelan
----------------------------

Title:   Vice President
----------------------------

CLNY Ref:  OA5289


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                                                                      EXHIBIT A


                          PSA Municipal Swap Index
                      Produced By Municipal Market Data


FINAL INDEX CRITERIA
--------------------
1. Issue must be a weekly reset effective on Thursday.
2. No lag resets will be considered.
3. Only Non-AMT issues will be included.
4. Issue must have a VMIG1 or A1+ rating.
5. Issue must pay interest on a monthly basis.
6. Interest must be calculated on a ACT/ACT basis.
7. Only one quote per obligator per dealer will be included.
8. All states will be considered.
9. Issue must have an outstanding amount of $10 million or more.


INDEX CALCULATION
-----------------
1. The rates of the issues which qualify for inclusion in the index are not weighted by issue size.
2. The standard divination of the rates is calculated. Any issue falling outside +/- 1 SD is dropped.
3. Each participating dealer is limited to no more than 15% of the index by an averaging method.
   Any dealer originally having a total number of issues greater than 15% will have sufficient number of issues reduced from its distribution to meet the desired limitation.





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